UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):
April 1, 2014

CIMETRIX INCORPORATED

(Exact name of registrant as specified in its charter)

Commission File No. 000-16454

Nevada	87-0439107
(State or other jurisdiction of incorporation)	(IRS Employer Identification Number)

6979 South High Tech Drive
Salt Lake City, Utah  84047-3757
(Address of principal executive offices)(Zip Code)

Registrant's telephone number, including area code:  (801) 256-6500

Former name or former address, if changed since last report:  Not Applicable
______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

  ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

Item 4.01 Changes in Registrant’s Certifying Accountant.
(a) The Audit Committee (the “Committee”) of the Board of Directors of Cimetrix Incorporated (the “Company”) recently conducted a competitive selection process to determine the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014. The Committee invited several public accounting firms to participate in this process. As a result of this process, the Committee approved the appointment of Tanner LLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014. This action effectively dismissed HJ & Associates as the Company’s independent registered public accounting firm as of April 1, 2014.

The reports of HJ & Associates on the Company’s consolidated financial statements for the fiscal years ended December 31, 2013 and 2012 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. In connection with the audits of the Company's consolidated financial statements for the fiscal years ended December 31, 2013 and 2012, and in the subsequent interim period through April 1, 2014, there were no disagreements with HJ & Associates on any matters of accounting principles or practices, financial statement disclosure or auditing scope and procedures which, if not resolved to the satisfaction of HJ & Associates, would have caused HJ & Associates to make reference to the matter in their report. There were no reportable events (as that term is described in Item 304(a)(1)(v) of Regulation S-K) during the two fiscal years ended December 31, 2013 and 2012, or in the subsequent period through April 1, 2014.

The Company has provided a copy of the foregoing disclosures to HJ & Associates and requested that HJ & Associates furnish it with a letter addressed to the Securities and Exchange Commission stating whether HJ & Associates agrees with the above statements. A copy of HJ & Associates’ letter, dated April 3, 2014 is filed as Exhibit 16.1 to this Form 8-K.

(b) During the two most recent fiscal years and in the subsequent interim period through April 1, 2014, the Company has not consulted with Tanner LLC with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that would have been rendered on the Company’s consolidated financial statements, or any other matters set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits
Furnished with this report as Exhibit 16.1 is a letter from HJ & Associates, LLC to the Securities and Exchanges Commission dated April 3, 2014.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 4, 2014
                                CIMETRIX INCORPORATED

By: /s/ Robert H. Reback
     Robert H. Reback
     President and Chief Executive Officer
     (Principal Executive Officer)

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